CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Dec. 31, 2019	Dec. 31, 2018
Shareholders' equity
Share capital, par value (in dollars per share)	$ 0.01	$ 0.01
Share capital, shares authorized	175,000,000	175,000,000
Share capital, shares issued	77,015,525	72,051,945
Share capital, shares outstanding	74,086,404	69,122,824
Treasury stock, shares	2,929,121	2,929,121